UMB SCOUT FUNDS


MONEY MARKET FUND

ANNUAL REPORT
JUNE 30, 1999

A no-load mutual fund with primary emphasis on maximum income consistent with safety of principal and maintenance of liquidity.


TO THE SHAREHOLDERS

The past 12 months have been especially noteworthy for the global economy and financial markets. Attention was fixed last fall on the financial contagion spreading from Southeast Asia to Russia and elsewhere. Interest rates in the developing world were rising or local currencies were collapsing. There was widespread fear of an economic slowdown because of slower demand and a flood of industrial capacity.

In the U.S., the Federal Reserve lowered interest rates three times in a relatively short period and long-term interest rates moved to less than 5%. All but the "bluest" of blue chip stocks declined sharply.

For the time being, the concerns of late 1998 no longer are on investors' minds. Most indicators show the world's economies are regaining their footing and many are growing strongly. Interest rates have increased again, but apparently not enough to stop this growth. The U.S. is enjoying the lowest unemployment in decades with very low inflation - a scenario the textbooks say cannot happen.

Our economic environment has been called a "virtuous cycle," but some investors are wondering whether it will become a "vicious cycle." We do not see such a change now, although we continue to watch the economic indicators very closely. There are few signs that the economy is entering a long-term slowdown caused by economic excess. Some market watchers point to the high valuation of U.S. stocks as one such excess, but valuation alone usually is not enough to make stock prices decline. We see no other catalyst at this point that would cause a major stock price correction.

In this annual report, you will find more details about the activity and holdings in the UMB Scout Money Market Fund during the period. I recently joined the UMB team, and I want to thank each of you for your confidence in UMB Investment Advisors and the UMB Scout Funds. We look forward to helping you reach your financial goals.

Sincerely,
/s/William B. Greiner, CFA
William B. Greiner, CFA
Executive Vice President / Chief Investment Officer
UMB Investment Advisors


Shares of the UMB Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation ("FDIC"). These shares involve investment risks, including the possible loss of the principal invested.


TO THE SHAREHOLDERS

The UMB Scout Money Market Fund's Federal Portfolio earned 1.08% for the quarter and 4.69% for the year ended June 30, 1999. The Prime Portfolio earned 1.10% and 4.80% for the same periods. The 7-day current yield on June 30 was 4.43% for the Federal Portfolio and 4.47% for the Prime Portfolio. The Fund invests in high-quality short-term debt instruments and seeks maximum income consistent with safety of principal and liquidity.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Federal Reserve announced in May that its interest rate position had changed to a bias toward tighter credit, based on concerns about an increase in inflation. The Federal
Reserve followed through on that change by increasing the important Fed Funds Rate on June 30 to 5.00% from 4.75%.
However, it also announced a return to a "neutral" bias toward interest rates, cheering the market participants who had expected a more aggressive position.

This will not preclude a continued debate in the markets about whether another rate increase will take place. The Federal Reserve has often returned to a neutral stance after raising interest rates. We think the message from the Federal Reserve on this occasion is that rates could be increased again if the economy remains strong, but that decision will not be made until the underlying economic data clearly support it.

Money market investors can look forward to higher yields in the coming quarter as a result of the Federal Reserve's action. As old investments are replaced by higher yielding new investments, the aggregate yield of the Fund will increase. A look at the comparative 7-day yields of the portfolios on March 30 and July 6, the first reporting date after the rate increase, readily illustrates this point. On
March 30, the Federal Portfolio 7-day yield was 4.35% and the Prime Portfolio was 4.42%; by July 6, the Federal
Portfolio yield had increased to 4.47% and the Prime
Portfolio to 4.53%.

We appreciate your continued interest in the UMB Scout Money
Market Fund and we welcome your comments and questions.

Sincerely,
/s/William A. Faust
William A. Faust
UMB Investment Advisors

CHART -FUND DIVERSIFICATION
Federal Portfolio (UMFXX)

CHART - FUND DIVERSIFICATION
Prime Portfolio (UMPXX)



FINANCIAL STATEMENTS
JUNE 30, 1999

STATEMENT OF NET ASSETS


     FACE                                                              MARKET
     AMOUNT         DESCRIPTION                                         VALUE

PRIME PORTFOLIO
SHORT-TERM CORPORATE NOTES - 92.84%
$    25,000,000     Air Products & Chemicals,
                        4.85%, due July 6, 1999                $   24,983,160
      7,500,000     Air Products & Chemicals,
                        4.96%, due July 23, 1999                    7,477,267
     14,000,000     Amgen, Inc.,
                        5.00%, due July 13, 1999                   13,977,167
     21,000,000     Amgen, Inc.,
                        5.00%, due July 27, 1999                   20,924,167
     15,000,000     Ameritech Corp.,
                        4.84%, due July 6, 1999                    14,989,917
     10,000,000     Ameritech Corp.,
                        4.93%, due July 21, 1999                    9,972,611
     15,000,000     Anheuser-Busch Cos., Inc.,
                        4.93%, due July 21, 1999                   14,958,917
     15,000,000     Archer-Daniels-Midland Co.,
                        4.81%, due July 6, 1999                    14,989,979
     10,000,000     Avery Dennison Corp.,
                        5.75%, due July 1, 1999                    10,000,000
     12,800,000     Becton Dickinson & Co.,
                        5.30%, due July 1, 1999                    12,800,000
      5,000,000     Becton Dickinson & Co.,
                        4.83%, due July 19, 1999                    4,987,925
     10,000,000     Becton Dickinson & Co.,
                        5.00%, due July 26, 1999                    9,965,278
     20,000,000     BellSouth Telecommunications,
                        4.83%, due July 9, 1999                    19,978,533
      2,250,000     BellSouth Telecommunications,
                        5.00%, due July 20, 1999                    2,244,062
     17,500,000     BP America,
                        4.81%, due July 12, 1999                   17,474,280
     15,100,000     California Pollution Control Rev.,
                        4.90%, due July 1, 1999                    15,100,000
      9,000,000     California Pollution Control Rev.,
                        4.89%, due July 7, 1999                     9,000,000
     10,000,000     Chevron USA, Inc.,
                        5.06%, due July 12, 1999                    9,984,539
     20,000,000     Coca-Cola Co.,
                        4.80%, due July 2, 1999                    19,997,333
     10,000,000     Coca-Cola Co.,
                        4.96%, due July 30, 1999                    9,960,044
      6,500,000     Dean Foods, Inc.,
                        5.16%, due July 27, 1999                    6,475,777
     15,943,000     Deere and Co.,
                        4.84%, due July 9, 1999                    15,925,852
     15,000,000     Deere and Co.,
                        4.94%, due July 23, 1999                   14,954,717
     10,000,000     Dover Corp.,
                        4.93%, due July 14, 1999                    9,982,197
     10,000,000     Dover Corp.,
                        4.95%, due July 21, 1999                    9,972,500
      5,000,000     Dover Corp.,
                        5.06%, due July 22, 1999                    4,985,242
     15,000,000     Duke Energy Co.,
                        4.83%, due July 7, 1999                    14,987,925
     10,000,000     Duke Energy Co.,
                        4.92%, due July 22, 1999                    9,971,300
      7,500,000     Dun & Bradstreet,
                        5.75%, due July 1, 1999                     7,500,000
     10,000,000     Dun & Bradstreet,
                        5.27%, due July 8, 1999                     9,989,753
     20,000,000     duPont (E.I.) deNemours & Co.,
                        4.86%, due July 20, 1999                   19,948,700
     10,000,000     duPont (E.I.) deNemours & Co.,
                        4.94%, due July 22, 1999                    9,971,183
      8,554,000     Eastman Kodak Co.,
                        4.78%, due July 19, 1999                    8,533,556
      5,267,000     Eastman Kodak Co.,
                        4.98%, due July 23, 1999                    5,250,971
     10,000,000     Emerson Electric Co.,
                        5.00%, due July 7, 1999                     9,991,667
      2,234,000     General Mills, Inc.,
                        4.85%, due July 6, 1999                     2,232,495
      1,600,000     General Mills, Inc.,
                        4.84%, due July 7, 1999                     1,598,709
      5,480,000     Gulf Coast,
                        5.00%, due July 26, 1999                    5,480,000
     10,000,000     Gulf Coast Waste Disp. Auth.,
                        4.90%, due July 1, 1999                    10,000,000
     10,000,000     Halliburton Co.,
                        4.80%, due July 8, 1999                     9,990,667
      5,000,000     Heinz H. J. Co.,
                        4.80%, due July 16, 1999                    4,990,000
      4,700,000     Heinz H. J. Co.,
                        4.81%, due July 16, 1999                    4,690,580
      3,500,000    Johnson & Johnson Co.,
                        4.85%, due July 6, 1999                     3,497,642
      7,000,000    Laclede Gas Co.,
                        4.91%, due July 8, 1999                     6,993,317
      4,000,000    Laclede Gas Co.,
                        5.15%, due July 19, 1999                    3,989,700
      3,000,000    Lucent Technologies, Inc.,
                        4.82%, due July 6, 1999                     2,997,992
      3,500,000    Lucent Technologies, Inc.,
                        4.95%, due August 2, 1999                   3,484,600
        953,000    Monsanto Co.,
                        4.85%, due July 1, 1999                       953,000
     13,000,000    Monsanto Co.,
                        4.88%, due July 8, 1999                    12,987,664
     23,000,000    Motorola, Inc.,
                        4.80%, due July 2, 1999                    22,996,933
      7,000,000    Motorola, Inc.,
                        4.98%, due July 30, 1999                    6,971,918
     10,000,000    Progress Capital Holdings, Inc.,
                        4.86%, due July 9, 1999                     9,989,200
      7,500,000    Progress Capital Holdings, Inc.,
                        4.92%, due July 15, 1999                    7,485,650
     12,500,000    Progress Capital Holdings, Inc.,
                        4.96%, due July 23, 1999                   12,462,111

SHORT-TERM CORPORATE NOTES (Continued)
$     3,418,000    Sara Lee Corp.,
                        4.80%, due July 1, 1999                $    3,418,000
      1,700,000    South Carolina Electric Gas,
                        5.00%, due July 30, 1999                    1,693,153
      2,500,000    South Carolina Electric Gas,
                        5.20%, due August 4, 1999                   2,487,722
      9,000,000    Times Mirror Co.,
                        4.81%, due July 19, 1999                    8,978,355
     13,000,000    Times Mirror Co.,
                        4.82%, due July 26, 1999                   12,956,486
      8,000,000    Times Mirror Co.,
                        5.00%, due August 5, 1999                   7,961,111
      3,500,000    Wisconsin Electric Power Co.,
                        4.83%, due July 1, 1999                     3,500,000
      4,000,000    Wisconsin Electric Power Co.,
                        4.83%, due July 8, 1999                     3,996,243
     15,000,000    Xerox Capital Europe PLC,
                        5.65%, due July 1, 1999                    15,000,000
     11,000,000    Xerox Capital Europe PLC,
                        4.83%, due July 8, 1999                    10,989,669
      2,500,000    Xerox Corp.,
                        4.83%, due July 13, 1999                    2,495,975

SHORT-TERM CORPORATE NOTES (Cost $629,475,411) - 92.84%           629,475,411

GOVERNMENT SPONSORED ENTERPRISES - 7.52%
      3,000,000    Federal Home Loan Banks Discount Notes,
                        4.78%, due July 2, 1999                     2,999,602
      4,500,000    Federal Home Loan Banks Discount Notes,
                        5.05%, due March 3, 2000                    4,500,000
      2,500,000    Federal Home Loan Mortgage Corp. Discount
                        Notes, 4.78%, due July 2, 1999              2,499,668
     13,000,000    Federal Home Loan Mortgage Corp.
                        Discount Notes, 4.78%, due July 14, 1999   12,977,561
      8,030,000    Federal Home Loan Mortgage Corp. Discount
                        Notes, 4.80%, due July 16, 1999             8,013,940
      2,800,000    Federal Home Loan Mortgage Corp. Discount
                        Notes, 4.73%, due August 2, 1999            2,788,228
      1,000,000    Federal Home Loan Mortgage Corp. Discount
                        Notes, 4.83%, due August 9, 1999              994,767
      6,250,000    Federal Home Loan Mortgage Corp. Discount
                        Notes, 4.86%, due August 12, 1999           6,214,562
      5,000,000    Federal National Mortgage Association
                        Discount Notes, 5.10%, due May 19, 2000     4,999,560
      5,000,000    Federal National Mortgage Association
                        Discount Notes, 5.54%, due July 16, 1999    4,999,928

GOVERNMENT SPONSORED ENTERPRISES (Cost $50,987,816) - 7.52%        50,987,816

TOTAL INVESTMENTS (Cost $680,463,227) - 100.36%                   680,463,227

Other assets less liabilities - (0.36%)                            (2,447,750)

TOTAL NET ASSETS - 100.00%
     (equivalent to $1.00 per share; 750,000,000 shares of
     $0.01 par value capital shares authorized; 678,044,890
     shares outstanding)                                       $  678,015,477

Valuation of securities is on the basis of amortized cost, which approximates market value.

See accompanying Notes to Financial Statements.



FINANCIAL STATEMENTS
JUNE 30, 1999

STATEMENT OF NET ASSETS

      FACE                                                            MARKET
     AMOUNT           DESCRIPTION                                      VALUE

FEDERAL PORTFOLIO
GOVERNMENT SPONSORED ENTERPRISES - 99.94%
$    12,000,000     Federal Agricultural Mortgage Corp.,
                        5.02%, due July 14, 1999               $  11,978,247
      1,895,000     Federal Agricultural Mortgage Corp.,
                        4.80%, due July 12, 1999                   1,892,221
      7,000,000     Federal Home Loan Banks Discount Note,
                        4.78%, due July 2, 1999                    6,999,071
      2,000,000     Federal Home Loan Banks Discount Note,
                        4.82%, due July 2, 1999                    1,999,732
      2,030,000     Federal Home Loan Banks Discount Note,
                        5.04%, due July 15, 1999                   2,026,021
      2,500,000     Federal Home Loan Banks Discount Note,
                        4.78%, due July 16, 1999                   2,495,021
      7,500,000     Federal Home Loan Banks Discount Note,
                        5.02%, due July 21, 1999                   7,479,083
      1,811,000     Federal Home Loan Banks Discount Note,
                        5.03%, due July 21, 1999                   1,805,939
      5,000,000     Federal Home Loan Banks Discount Note,
                        5.04%, due July 23, 1999                   4,984,600
      7,500,000     Federal Home Loan Banks Discount Note,
                        5.05%, due July 23, 1999                   7,477,060
      2,706,000     Federal Home Loan Banks Discount Note,
                        4.92%, due August 4, 1999                  2,693,426
      3,000,000     Federal Home Loan Banks Discount Note,
                        5.05%, due March 3, 2000                   3,000,000
      6,000,000     Federal Home Loan Mortgage Corporation
                        Discount Notes,  4.50%, due July 1, 1999   6,000,000
     10,000,000     Federal Home Loan Mortgage Corporation
                        Discount Notes,  4.72%, due July 1, 1999  10,000,000
      5,000,000     Federal Home Loan Mortgage Corporation
                        Discount Notes,  4.78%, due July 1, 1999   5,000,000
      1,500,000     Federal Home Loan Mortgage Corporation
                        Discount Notes,  4.74%, due July 2, 1999   1,499,802
      1,796,000     Federal Home Loan Mortgage Corporation
                        Discount Notes,  4.85%, due July 6, 1999   1,794,790
      1,200,000     Federal Home Loan Mortgage Corporation
                        Discount Notes,  4.84%, due July 8, 1999   1,198,871
      1,500,000     Federal Home Loan Mortgage Corporation
                        Discount Notes,  4.85%, due July 8, 1999   1,498,585
      8,700,000     Federal Home Loan Mortgage Corporation
                        Discount Notes,  4.86%, due July 8, 1999   8,691,778
      8,000,000     Federal Home Loan Mortgage Corporation
                        Discount Notes,  4.76%, due July 9, 1999   7,991,538
      2,000,000     Federal Home Loan Mortgage Corporation
                        Discount Notes,  4.79%, due July 9, 1999   1,997,871
      8,700,000     Federal Home Loan Mortgage Corporation
                        Discount Notes,  4.81%, due July 9, 1999   8,690,701
      2,655,000     Federal Home Loan Mortgage Corporation
                        Discount Notes,  5.04%, due July 12, 1999  2,650,911
      1,160,000     Federal Home Loan Mortgage Corporation
                        Discount Notes,  4.85%, due July 14, 1999  1,157,968
      6,340,000     Federal Home Loan Mortgage Corporation
                        Discount Notes,  4.88%, due July 14, 1999  6,328,828
     17,500,000     Federal Home Loan Mortgage Corporation
                        Discount Notes,  4.86%, due July 15, 1999 17,466,925
      1,500,000     Federal Home Loan Mortgage Corporation
                        Discount Notes,  4.88%, due July 15, 1999  1,497,153
      5,600,000     Federal Home Loan Mortgage Corporation
                        Discount Notes,  4.80%, due July 16, 1999  5,588,800
      7,000,000     Federal Home Loan Mortgage Corporation
                        Discount Notes,  4.81%, due July 16, 1999  6,985,971
     10,000,000     Federal Home Loan Mortgage Corporation
                        Discount Notes,  4.80%, due July 19, 1999  9,976,000
     10,000,000     Federal Home Loan Mortgage Corporation
                        Discount Notes,  4.86%, due July 19, 1999  9,975,700
      7,500,000     Federal Home Loan Mortgage Corporation
                        Discount Notes,  4.87%, due July 23, 1999  7,477,679
      7,500,000     Federal Home Loan Mortgage Corporation
                        Discount Notes,  4.86%, due July 22, 1999  7,478,738
      3,506,000     Federal Home Loan Mortgage Corporation
                        Discount Notes,  4.88%, due July 22, 1999  3,496,020
      3,400,000     Federal Home Loan Mortgage Corporation
                        Discount Notes,  4.89%, due August 6, 1999 3,383,374
     11,000,000     Federal National Mortgage Association
                        Discount Notes, 4.77%, due July 2, 1999   10,998,542
      1,000,000     Federal National Mortgage Association
                        Discount Notes, 4.86%, due July 6, 1999      999,325
      1,500,000     Federal National Mortgage Association
                        Discount Notes, 4.79%, due July 7, 1999    1,498,803
      2,100,000     Federal National Mortgage Association
                        Discount Notes, 4.84%, due July 7, 1999    2,098,306
      1,175,000     Federal National Mortgage Association
                        Discount Notes, 4.85%, due July 7, 1999    1,174,050
      1,000,000     Federal National Mortgage Association
                        Discount Notes, 4.86%, due July 7, 1999      999,190
      6,430,000     Federal National Mortgage Association
                        Discount Notes, 4.88%, due July 7, 1999    6,424,770

GOVERNMENT SPONSORED ENTERPRISES (Continued)
$     2,025,000     Federal National Mortgage Association
                        Discount Notes, 4.79%, due July 9, 1999 $  2,022,845
     15,000,000     Federal National Mortgage Association
                        Discount Notes, 4.83%, due July 13, 1999  14,975,850
      1,000,000     Federal National Mortgage Association
                        Discount Notes, 4.79%, due July 12, 1999     998,536
     10,000,000     Federal National Mortgage Association
                        Discount Notes, 4.85%, due July 12, 1999   9,985,181
     12,500,000     Federal National Mortgage Association
                        Discount Notes, 4.83%, due July 15, 1999  12,476,521
      1,015,000     Federal National Mortgage Association
                        Discount Notes, 4.87%, due July 15, 1999   1,013,078
      1,300,000     Federal National Mortgage Association
                        Discount Notes, 5.04%, due July 15, 1999   1,297,452
     15,000,000     Federal National Mortgage Association
                        Discount Notes, 5.05%, due July 20, 1999  14,960,377
      4,000,000     Federal National Mortgage Association Medium
                        Term Note, 5.54%, due July 16, 1999        3,999,943
      7,500,000     Federal National Mortgage Association Medium
                        Term Note, 5.10%, due May 19, 2000         7,499,338
     12,204,000     Student Loan Marketing Association
                        Discount Notes, 4.77%, due July 6, 1999   12,195,915

TOTAL INVESTMENTS (Cost $298,276,446) - 99.94%                   298,276,446

Other assets less liabilities - 0.06%                                165,217

TOTAL NET ASSETS - 100.00%
     (equivalent of $1.00 per share; 750,000,000 shares of
     $0.01 par value capital shares authorized; 298,489,788
     shares outstanding)                                      $  298,441,663

Valuation of securities is on the basis of amortized cost, which approximates market value.

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS
JUNE 30, 1999

STATEMENTS OF ASSETS AND LIABILITIES
                                                       PRIME          FEDERAL
                                                     PORTFOLIO       PORTFOLIO
ASSETS:
  Investment securities, at market value         $ 680,463,227  $  298,276,446
  Interest receivable                                  343,258         195,714
    Total assets                                   680,806,485     298,472,160

LIABILITIES:
  Disbursements in excess of demand deposit cash     2,791,008          30,497
    Total liabilities                                2,791,008          30,497
NET ASSETS                                       $ 678,015,477  $  298,441,663

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital)    $ 678,048,524  $  298,490,448
  Accumulated net realized loss on
    investment transactions                            (33,047)        (48,785)
NET ASSETS APPLICABLE TO OUTSTANDING SHARES      $ 678,015,477  $  298,441,663

Capital shares, $0.01 par value
  Authorized                                       750,000,000     750,000,000

  Outstanding                                      678,044,890     298,489,788

 NET ASSET VALUE PER SHARE                       $        1.00  $         1.00

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS                                  YEAR ENDED JUNE 30, 1999
Statements of operations


                                                        PRIME         FEDERAL
                                                      PORTFOLIO      PORTFOLIO

INVESTMENT INCOME:
  Income:
    Interest                                      $ 34,269,999    $ 16,444,932
    Expenses:
      Management fees                                3,296,404       1,610,825
      Government fees                                   38,581          22,345
                                                     3,334,985       1,633,170
        Net investment income                       30,935,014      14,811,762
        Net increase in net assets resulting
          from operations                         $ 30,935,014    $ 14,811,762

See accompanying Notes to Financial Statements.



FINANCIAL STATEMENTS
for the years ended June 30, 1999 and 1998

STATEMENTS OF CHANGES IN NET ASSETS

                                                      PRIME         FEDERAL
                                                    PORTFOLIO      PORTFOLIO
                                                       1998           1998
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                           $  27,866,875  $  15,357,281

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                             (27,866,875)   (15,357,281)

INCREASE FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold ($1.00 per share)       928,253,918    688,025,800
  Net asset value of shares issued for reinvestment
    of distributions ($1.00 per share)                5,260,269      2,568,617

                                                    933,514,187    690,594,417
  Cost of shares redeemed ($1.00 per share)        (822,862,867)  (625,946,162)
    Net increase in net assets from capital
      share transactions                            110,651,320     64,648,255
      Net increase in net assets                    110,651,320     64,648,255

NET ASSETS - June 30, 1997                          445,095,495    238,300,734
NET ASSETS - June 30, 1998                        $ 555,746,815  $ 302,948,989

                                                        PRIME         FEDERAL
                                                      PORTFOLIO      PORTFOLIO
                                                         1999           1999

INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                           $  30,935,014  $  14,811,762

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                            (30,935,014)   (14,811,762)

INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold ($1.00 per share)     1,281,907,452   647,138,544
   Net asset value of shares issued for reinvestment
     of distributions ($1.00 per share)                6,772,270     3,578,135
                                                   1,288,679,722   650,716,679
   Cost of shares redeemed ($1.00 per share)      (1,166,411,060) (655,224,005)
     Net increase (decrease) in net assets
       from capital share transactions               122,268,662    (4,507,326)
       Net increase (decrease) in net assets         122,268,662    (4,507,326)

NET ASSETS - June 30, 1998                           555,746,815   302,948,989
NET ASSETS - June 30, 1999                        $  678,015,477 $ 298,441,663

See accompanying Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES - The Fund is registered under the Investment
Company Act of 1940, as amended, as a diversified, open-end management investment company. Its shares are currently issued in two series (Prime and Federal) with each series, in effect, representing a separate fund. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

Investments - Valuation of securities is on the basis of amortized cost which approximates market value. Investment transactions are recorded on the trade date. Investment income and dividends to shareholders are recorded daily and dividends are distributed monthly. Realized gains and losses from investment transactions are reported on the amortized cost basis, which is also used for federal income tax purposes.

Federal Income Taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.
Therefore, no federal income tax provision is required. At
June 30, 1999, the Fund has accumulated net realized losses on sales of investments for federal income tax purposes of $33,047 (Prime Portfolio) and $48,785 (Federal Portfolio), which are available to offset future taxable gains.

Amortization - Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


2. PURCHASES AND SALES OF SECURITIES - The aggregate amounts of security transactions during the year ended June 30, 1999
(excluding repurchase agreements), were as follows:

                                  Other than
                                U.S. Government      U.S. Government
Prime Portfolio                   Securities          Securities
Purchases                      $  10,907,618,202   $      8,000,000
Proceeds from sales               10,815,610,364          8,000,000

Federal Portfolio
Purchases                      $        -          $  5,750,291,384
Proceeds from sales                   -            $  5,738,707,137

3. MANAGEMENT FEES - UMB Bank, n.a. is the Fund's manager and investment adviser and provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Fund. This includes investment management; fees of the custodian, independent public accountants and legal counsel; remuneration of officers and directors; rent; and shareholder services, including maintenance of the shareholder accounting system and transfer agency. Not considered normal operating expenses and therefore payable by the Fund are taxes, interest, fees and the other charges of governments and their agencies for qualifying the fund's shares for sale, special accounting and legal fees and brokerage commissions. UMB Bank's management fees are based on average daily net assets of the Fund at the annual rate of .50 of one percent of net assets. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc., which serves as the Fund's underwriter and distributor.

4. REPURCHASE AGREEMENTS - Securities purchased under agreements to resell are held by the Fund's custodian and investment counsel, UMB Bank, n.a. The custodian monitors the market values of the underlying securities which they have purchased on behalf of the Fund to ensure that the collateral is sufficient to protect the Fund in the event of default by the seller.


FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period.

                                        1999     1998     1997     1996     1995
PRIME PORTFOLIO
Net asset value, beginning of year    $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00

     Income from investment operations:
          Net investment income         0.05     0.05     0.05     0.05     0.05
     Distributions from:
          Net investment income        (0.05)   (0.05)   (0.05)   (0.05)   (0.05)
Net asset value, end of year          $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00

Total return                              5%       5%       5%       5%       5%

Ratios/Supplemental Data
Net assets, end of year (in millions) $  678   $  556   $  445   $  330   $  245
Ratio of expenses to average
        net assets                     0.51%    0.51%    0.51%    0.51%    0.51%
Ratio of net investment income to
        average net assets             4.72%    5.14%    4.97%    5.16%    5.10%


FEDERAL PORTFOLIO
Net asset value, beginning of year    $ 1.00   $ 1.00   $ 1.00  $  1.00   $ 1.00

     Income from investment operations:
          Net investment income         0.05     0.05     0.05     0.05     0.05
     Distributions from:
          Net investment income        (0.05)   (0.05)   (0.05)   (0.05)   (0.05)
Net asset value, end of year          $ 1.00   $ 1.00   $ 1.00  $  1.00   $ 1.00
Total return                              5%       5%       5%       5%       5%

Ratios/Supplemental Data
Net assets, end of year (in millions) $  298   $  303   $  238  $   228   $  183
Ratio of expenses to average
        net assets                     0.51%    0.51%    0.52%    0.51%    0.51%
Ratio of net investment income to
        average net assets             4.58%    5.03%    4.92%    5.09%    4.97%

See accompanying Notes to Financial Statements.



INDEPENDENT ACCOUNTANTS' REPORT

To the Shareholders and Board of Directors of UMB Scout Money Market Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of UMB Scout Money Market Fund, Inc., including the statements of net assets, as of June 30, 1999, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated thereon
(periods presented prior to June 30, 1997 were audited by other independent accountants whose reports thereon expressed unqualified opinions). These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of June 30, 1999, by confirmation, or by the application of alternative auditing procedures with respect to unsettled portfolio security transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UMB Scout Money Market Fund, Inc., as of June 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated in the first paragraph, in conformity with generally accepted accounting principles.

BAIRD KURTZ & DOBSON

Kansas City, Missouri
July 24, 1999

This report has been prepared for the information of the Shareholders of UMB Scout Money Market Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other UMB Scout Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.


UMB SCOUT FUNDS
100% No-Load Mutual Funds
Stock Fund
Stock Select Fund
Regional Fund
WorldWide Fund
WorldWide Select Fund
Capital Preservation Fund
Balanced Fund
Bond Fund
Kansas Tax-Exempt Bond Fund*
Money Market Fund
Tax-Free Money Market Fund
*Available in Kansas and Missouri only.

MANAGER AND INVESTMENT COUNSEL
UMB Bank, n.a., Kansas City, Missouri

AUDITORS
Baird, Kurtz & Dobson, Kansas City, Missouri

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
Philadelphia, Pennsylvania

CUSTODIAN
UMB Bank, n.a., Kansas City, Missouri

UNDERWRITER, DISTRIBUTOR
AND TRANSFER AGENT
Jones & Babson, Inc.
Kansas City, Missouri


UMB Scout Funds
P.O. Box 219757
Kansas City, MO 64121-9757

TOLL FREE 800-996-2862
www.umb.com

"UMB" and "Scout" are registered service marks of UMB
Financial Corporation.
UMB Financial Corporation also claims service mark rights to the Scout design.

JB24B(8/99)                             508760